Exhibit 99.2

KFORCE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE QUARTER ENDED MARCH 31, 2014

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Historical	Pro Forma Adjustments		Pro Forma
Net service revenues	$305,312	$23,288	(a)	$282,024
Direct costs of services	214,213	15,715	(a)	198,498

Gross profit	91,099	7,573		83,526
Selling, general and administrative expenses	78,210	4,527	(b)	73,683
Depreciation and amortization	2,363	—		2,363

Income from operations	10,526	3,046		7,480
Other expense	365	27	(c)	338

Income before income taxes	10,161	3,019		7,142
Income tax expense	3,912	1,187	(e)	2,725

Net income	$6,249	$1,832		$4,417

Earnings per share – basic	$0.19			$0.13
Earnings per share – diluted	$0.19			$0.13

Weighted average shares outstanding – basic	32,969			32,969
Weighted average shares outstanding – diluted	33,168			33,168

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

KFORCE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Historical	Pro Forma Adjustments		Pro Forma
Net service revenues	$1,151,887	$78,159	(a)	$1,073,728
Direct costs of services	782,275	52,923	(a)	729,352

Gross profit	369,612	25,236		344,376
Selling, general and administrative expenses	323,933	15,989	(b)	307,944
Goodwill impairment	14,510	—		14,510
Depreciation and amortization	9,846	—		9,846

Income from operations	21,323	9,247		12,076
Other expense (income):
Interest expense	1,302	77	(c)	1,225
Other (income) expense	(77)	1	(d)	(78)

Income before income taxes	20,098	9,169		10,929
Income tax expense	9,311	3,676	(e)	5,635

Net income	$10,787	$5,493		$5,294

Earnings per share – basic	$0.32			$0.16
Earnings per share – diluted	$0.32			$0.16

Weighted average shares outstanding – basic	33,511			33,511
Weighted average shares outstanding – diluted	33,643			33,643

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

KFORCE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Historical	Pro Forma Adjustments		Pro Forma
Net service revenues	$1,082,479	$76,992	(a)	$1,005,487
Direct costs of services	734,546	49,645	(a)	684,901

Gross profit	347,933	27,347		320,586
Selling, general and administrative expenses	322,436	16,496	(b)	305,940
Goodwill impairment	69,158	—		69,158
Depreciation and amortization	10,789	—		10,789

(Loss) income from operations	(54,450)	10,851		(65,301)
Other expense:
Interest expense	1,009	55	(c)	954
Other expense	107	4	(d)	103

(Loss) income from continuing operations before income taxes	(55,566)	10,792		(66,358)
Income tax (benefit) expense	(19,854)	4,373	(e)	(24,227)

(Loss) income from continuing operations	(35,712)	6,419		(42,131)
Income from discontinued operations, net of income taxes	22,009	—		22,009
Net (loss) income	$(13,703)	$6,419		$(20,122)

(Loss) earnings per share – basic:
From continuing operations	$(1.00)			$(1.18)
From discontinued operations	$0.62			$0.62

(Loss) earnings per share – basic	$(0.38)			$(0.56)

(Loss) earnings per share – diluted:
From continuing operations	$(1.00)			$(1.18)
From discontinued operations	$0.62			$0.62

(Loss) earnings per share – diluted	$(0.38)			$(0.56)

Weighted average shares outstanding – basic	35,791			35,791
Weighted average shares outstanding – diluted	35,791			35,791

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

KFORCE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Historical	Pro Forma Adjustments		Pro Forma
Net service revenues	$1,004,747	$68,711	(a)	$936,036
Direct costs of services	687,000	44,235	(a)	642,765

Gross profit	317,747	24,476		293,271
Selling, general and administrative expenses	274,072	14,596	(b)	259,476
Depreciation and amortization	12,505	—		12,505

Income from operations	31,170	9,880		21,290
Other expense:
Interest expense	1,196	36	(c)	1,160
Other expense	60	—		60

Income from continuing operations before income taxes	29,914	9,844		20,070
Income tax expense	10,858	3,872	(e)	6,986

Income from continuing operations	19,056	5,972		13,084
Income from discontinued operations, net of income taxes	8,100	—		8,100
Net income	$27,156	$5,972		$21,184

Earnings per share – basic:
From continuing operations	$0.50			$0.35
From discontinued operations	$0.22			$0.21

Earnings per share – basic	$0.72			$0.56

Earnings per share – diluted:
From continuing operations	$0.49			$0.34
From discontinued operations	$0.21			$0.21

Earnings per share – diluted	$0.70			$0.55

Weighted average shares outstanding – basic	37,835			37,835
Weighted average shares outstanding – diluted	38,831			38,831

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

KFORCE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

BALANCE SHEET AS OF MARCH 31, 2014

(IN THOUSANDS)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$816	$12,495	(f)	$13,311
Trade receivables, net of allowances of $2,053	187,844	(13,732)	(g)	174,112
Income tax refund receivable	5,274	—		5,274
Deferred tax assets, net	4,350	—		4,350
Prepaid expenses and other current assets	11,811	(325)	(g)	11,486

Total current assets	210,095	(1,562)		208,533
Fixed assets, net	36,194	(161)	(g)	36,033
Other assets, net	30,642	(81)	(g)	30,561
Deferred tax assets, net	21,629	—		21,629
Intangible assets, net	4,834	—		4,834
Goodwill	48,900	(4,886)	(h)	44,014

Total assets	$352,294	$(6,690)		$345,604

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and other accrued liabilities	$28,241	(603)	(g)	$27,638
Accrued payroll costs	58,821	(4,105)	(g)	54,716
Other current liabilities	1,098	—		1,098
Income taxes payable	3,811	—		3,811

Total current liabilities	91,971	(4,708)		87,263
Long-term debt – credit facility	61,216	(61,216)	(f)	—
Long-term debt – other	1,133	—		1,133
Other long-term liabilities	36,571	(1,514)	(g)	35,057

Total liabilities	190,891	(67,438)		123,453

Commitments and contingencies
Stockholders’ Equity:
Preferred stock, $0.01 par; 15,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par; 250,000 shares authorized, 69,679 issued	697	—		697
Additional paid-in capital	406,170	648	(i)	406,818
Accumulated other comprehensive loss	282	—		282
Retained earnings	50,462	60,100	(i)	110,562
Treasury stock, at cost; 35,757 shares	(296,208)	—		(296,208)

Total stockholders’ equity	161,403	60,748		222,151

Total liabilities and stockholders’ equity	$352,294	$(6,690)		$345,604

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

KFORCE INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(IN THOUSANDS)

(a)	This adjustment reflects the elimination of the revenues and cost of services of Kforce Healthcare, Inc. (“KHI”) sold to RCM Acquisition, Inc. (“Purchaser”).

(b)	This adjustment reflects the elimination of the selling, general and administrative expenses of KHI, inclusive of certain reasonable allocations of costs incurred by Kforce Inc. and its subsidiaries that are necessary for and associated with revenue producing activities of KHI. This adjustment does not reflect any general corporate overhead costs.

(c)	This adjustment represents an elimination of interest expense based on the proportion of assets sold to the total assets of Kforce Inc. and its subsidiaries.

(d)	This adjustment reflects the elimination of other expenses of KHI.

(e)	This adjustment represents the estimated income tax effect of the pro forma adjustments. The tax effect of the pro forma adjustments was calculated using the historical statutory rates in the U.S. and any permanent differences attributable to KHI for the periods presented.

(f)	This adjustment reflects the receipt of proceeds of $119,000, less approximately $45,300 which represents: (i) transaction costs including legal, advisory and other professional fees and transaction bonuses; (ii) the estimated difference in the working capital requirement in the Stock Purchase Agreement and working capital as of March 31, 2014; and (iii) estimated taxes on the disposition of KHI. The net proceeds on the disposition of KHI first reduced outstanding borrowings per a requirement under our Credit Facility Agreement.

(g)	This adjustment reflects the elimination of assets and liabilities attributable to the disposition.

(h)	This adjustment reflects the elimination of the amount of goodwill allocated to KHI.

(i)	This adjustment reflects the estimated net gain of approximately $60,100 arising from the transaction. The estimated gain has not been reflected in the unaudited pro forma condensed consolidated statements of operations as it is considered to be nonrecurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the Stock Purchase Agreement.